AMENDMENT NO. 2 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 29, 1999

                  AMENDMENT NO. 2 TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 12, 1999 among Glenoit Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Restatement Lenders (the "Lenders"), the bank listed on the signature pages thereof as the Issuing Bank (the "Issuing Bank"), Banque Nationale de Paris, as the swing line bank (the "Swing Line Bank") and as administrative agent (the "Agent") for the Lender Parties and the arranger (the "Arranger"), Fleet National Bank, as syndication agent (the "Syndication Agent"), and LaSalle Bank National Association, as documentation agent (the "Documentation Agent"; together with the Agent and the Syndication Agent, the "Agents") and the THIRD AMENDED AND RESTATED SECURITY AGREEMENT dated as of February 12, 1999 from the Borrower and the other Grantors as defined therein to the Agent.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agents have entered into a Third Amended and Restated Credit Agreement dated as of February 12, 1999 (as amended by Amendment No. 1 dated as of April 14, 1999, and as further amended, supplemented or modified to date, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the other Loan Parties propose that (a) Ex-Cell be permitted to replace the Ex-Cell Factoring Program, (b) the Borrower be permitted to (i) enter into a factoring arrangement on terms and conditions acceptable to the Agent to factor Accounts Receivable arising from its fabric division (the "Fabric Factoring Program") and (ii) sell certain equipment located in Jacksboro, Tennessee and certain real property located in Bentonville, Arkansas, the proceeds of such sales being used to make prepayments of the Term Borrowings. The Borrower requests that the Required Lenders amend the Credit Agreement to permit the foregoing.

                  (3) The Borrower, the other Loan Parties and the Lenders have agreed to amend the Credit Agreement and the Third Amended and Restated Security Agreement as hereinafter set forth.

                  SECTION 1. Waiver to the Credit Agreement. The Borrower hereby requests that the Required Lenders waive, and by their signature on the signature pages hereto, the Required Lenders hereby waive as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4: (a) maintenance of the Total Leverage Ratio less than or equal to the ratio set forth in Section 5.04(a) for the Rolling Period ending in June 1999; (b) maintenance of the Senior Leverage Ratio less than or equal to the ratio set forth in Section 5.04(a) for the Rolling Period ending in June 1999; and (c) maintenance of the Interest Coverage Ratio less than or equal to the ratio set forth in Section 5.04(c) for the Rolling Period ending in June 1999.

                  SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (i) the following defined terms are hereby added
                  thereto in the proper alphabetic order and read, respectively, as follows:

                           "'Approved Factoring Program' means each of the
                  Ex-Cell Factoring Program and the Fabric Factoring Program (collectively, the 'Approved Factoring Programs'";

                  "'Approved Program Agreement' means each of the Ex-Cell Program Agreement and the Fabric Program Agreement (collectively, the 'Approved Factoring Program Agreements'.";

                  "'Approved Program Purchaser' means each of the Ex-Cell Program Purchaser, the Fabric Program Purchaser and each other Person who meets the definition of "Eligible Assignee" and is a purchaser or factor approved by the Agent under an Approved Program Agreement.";

                  "'Approved Program Receivable' means any Receivable that is a Fabric Program Receivable or an Ex-Cell Program Receivable.";

                  "'Fabric Factoring Program' means, from time to time, a factoring arrangement on terms and conditions satisfactory to the Agent between the Borrower, as seller, and a Person satisfactory to the Agent and who meets the definition of "Eligible Assignee", as the factor or purchaser (such person being, a "Fabric Program Purchaser") of Accounts Receivable arising in the ordinary course of business of the Borrower's fabric division.";

                  "'Fabric Program Agreement' means each agreement executed by the Borrower and a Fabric Program Purchaser governing or in connection with the Fabric Factoring Program, as such agreement may be amended, supplemented or modified from time to time solely in accordance with its terms, the terms and conditions hereof and upon the Agent's prior written consent.";

                  "'Fabric Program Purchaser' has the meaning specified in the definition of "Fabric Factoring Program".";

                  "'Fabric Program Receivable' means any Receivable arising in the ordinary course of business of the Borrower's fabric division and that is (a) owned by the Borrower immediately prior to such receivable being purchased under the Fabric Factoring Program or (b) owned by the Borrower and eligible to be purchased under the Fabric Factoring Program or (c) owned by the Borrower and subject to a Lien in favor of an Fabric Program Purchaser.";

                           (ii) each of the definitions of "Ex-Cell Factoring
                  Program", "Ex-Cell Program Agreement", "Ex-Cell Program Purchaser" and "Ex-Cell Program Receivable" therein is hereby amended and restated to read, respectively, as follows:

                           "'Ex-Cell Factoring Program' means, from time to
                  time, a factoring arrangement on terms and conditions satisfactory to the Agent between Ex-Cell, as seller, and a Person satisfactory to the Agent and who meets the definition of "Eligible Assignee", as factor or purchaser (such person being, an "Ex-Cell Program Purchaser").";

                  "'Ex-Cell Program Agreement' means each agreement executed by Ex-Cell and an Ex-Cell Program Purchaser governing or in connection with the Ex-Cell Factoring Program, as such agreement may be amended, supplemented or modified from time to time solely in accordance with its terms, the terms and conditions hereof and upon the Agent's prior written consent.";

                  "'Ex-Cell Program Purchaser' has the meaning specified in the definition of "Ex-Cell Factoring Program".";

                  "'Ex-Cell Program Receivable' means any Receivable (a) owned by Ex-Cell immediately prior to such receivable being purchased under an Ex-Cell Factoring Program or (b) owned by Ex-Cell and eligible to be purchased under an Ex-Cell Factoring Program or (c) owned by Ex-Cell and subject to a Lien in favor of an Ex-Cell Program Purchaser.";

                           (iii) Clause (b) of the definition of "Eligible
                  Inventory" is hereby amended by deleting therefrom the phrase "Ex-Cell Program Receivable" and substituting therefor the phrase "Approved Program Receivable";

                           (iv) Clause (m) of the definition of "Eligible
                  Receivables" is hereby amended by deleting therefrom the phrase "Ex-Cell Program Receivables" and substituting therefor the phrase "Approved Program Receivables";

                           (v) the definition of "Extraordinary Receipt" therein
                  is hereby amended by deleting the phrase "or (b)" from the penultimate line thereof and substituting therefor, the following phrase:

                           "(b) any tax refund for Fiscal Year 1998 or (c)";

                           (vi) the definition of "Funded Debt" therein is
                  hereby amended by deleting the phrase "any Debt arising pursuant to the terms of the Accounts Receivable Management Agreement" from the proviso clause of such definition and substituting for such phrase, the phrase "any Debt arising pursuant to the terms of any Approved Program Agreement".

                           (vii) the definition of "Related Documents" therein
                  is hereby amended by deleting the phrase "the Ex-Cell Program Agreement" and substituting therefor the phrase "each Approved Program Agreement".

                  (b) Section 2.06(b)(ii)(A) is hereby amended by deleting the reference "Section 5.02(e)" therein and substituting therefor the reference "Sections 5.02(e)(i) through (vi)".

                  (c) Section 5.02(a)(ix) is hereby amended and restated in its entirety to read as follows:

                  "(ix) Liens on Approved Program Receivables in favor of any Approved Program Purchaser created under an Approved Factoring Program.".

                  (d) Section 5.02(b)(iii)(G) is hereby amended and restated in its entirety to read as follows:

                  "(G) Debt incurred by a Loan Party under an Approved Program Agreement.".

                  (e) Section 5.02(e) is hereby amended by (i) deleting the word
               "and" that follows subclause (v) thereof and (ii) deleting subclause (vi) thereof and substituting for such subclause the following:

                           "(vi) sales of Approved Program Receivables in accordance with the terms and conditions of an Approved Program Agreement; and

                                            (vii) sales of the assets listed on
                           Schedule 5.02(e)(vii), in each case conducted on an arm's-length basis for fair market value."

                  (f) Section 5.02(f)(vii) is hereby amended by deleting the amount "$250,000" therein and substituting therefor the amount "$500,000".

                  (g) Section 5.02(k)(i)(z) is hereby amended and restated in its entirety to ready as follows:

                  "(z) upon the prior written consent of the Agent, the prepayment of Debt under an Approved Program Agreement (except, to the extent any repurchase of Accounts Receivable is in accordance with the terms and conditions of the applicable Approved Program Agreement, such repurchase may be made without any further consent from the Agent), or".

                  (h) Section 5.02(m)(iv) is hereby amended and restated in its entirety to read as follows:

                  "(iv) in favor of an Approved Program Purchaser in connection with an Approved Factoring Program".

                  (i) Section 5.04(a) is hereby amended and restated in its
               entirety to read:

                           "(a) Leverage Ratios. (i) Maintain a Total Leverage
                  Ratio as of the end of each Rolling Period ended during each Fiscal Month of each Fiscal Year set forth below of not more than the ratio set forth below for each Rolling Period ended during each such Fiscal Month:

                          ------------------------ ---------------
                               Fiscal Month                 Ratio
                          ------------------------ ---------------
                          March 1999               5.85:1.00
                          ------------------------ ---------------
                          June 1999                5.85:1.00
                          ------------------------ ---------------
                          July 1999                6.25:1.00
                          ------------------------ ---------------

                          August 1999              6.00:1.00
                          ------------------------ ---------------
                          Sep 1999                 5.85:1.00
                          ------------------------ ---------------
                          Dec 1999                 5.85:1.00
                          ------------------------ ---------------
                          March 2000               5.85:1.00
                          ------------------------ ---------------
                          June 2000                5.85:1.00
                          ------------------------ ---------------
                          Sep 2000                 5.85:1.00
                          ------------------------ ---------------
                          Dec 2000                 5.85:1.00
                          ------------------------ ---------------
                          March 2001               5.85:1.00
                          ------------------------ ---------------
                          June 2001                5.65:1.00
                          ------------------------ ---------------
                          Sep 2001                 5.65:1.00
                          ------------------------ ---------------
                          Dec 2001                 5.35:1.00
                          ------------------------ ---------------
                          March 2002               5.35:1.00
                          ------------------------ ---------------
                          June 2002                5.35:1.00
                          ------------------------ ---------------
                          Sep 2002                 5.10:1.00
                          ------------------------ ---------------
                          Dec 2002                 5.10:1.00
                          ------------------------ ---------------
                          March 2003               4.85:1.00
                          ------------------------ ---------------
                          June 2003                4.85:1.00
                          ------------------------ ---------------
                          Sep 2003                 4.60:1.00
                          ------------------------ ---------------
                          Dec 2003                 4.60:1.00
                          ------------------------ ---------------
                          March 2004               4.35:1.00
                          ------------------------ ---------------

                           (ii) Maintain a Senior Leverage Ratio as of the end of each Rolling Period ended during each Fiscal Month of each Fiscal Year set forth below of not more than the ratio set forth below for each Rolling Period ended during each such Fiscal Month:

                          ------------------------ ---------------
                               Fiscal Month                 Ratio
                          ------------------------ ---------------
                          March 1999               3.70:1.00
                          ------------------------ ---------------
                          June 1999                3.70:1.00
                          ------------------------ ---------------
                          July 1999                3.80:1.00
                          ------------------------ ---------------
                          August 1999              3.70:1.00
                          ------------------------ ---------------
                          Sep 1999                 3.70:1.00
                          ------------------------ ---------------
                          Dec 1999                 3.70:1.00
                          ------------------------ ---------------
                          March 2000               3.70:1.00
                          ------------------------ ---------------
                          June 2000                3.70:1.00
                          ------------------------ ---------------
                          Sep 2000                 3.70:1.00
                          ------------------------ ---------------
                          Dec 2000                 3.70:1.00
                          ------------------------ ---------------
                          March 2001               3.70:1.00
                          ------------------------ ---------------
                          June 2001                3.50:1.00
                          ------------------------ ---------------
                          Sep 2001                 3.50:1.00
                          ------------------------ ---------------
                          Dec 2001                 3.25:1.00
                          ------------------------ ---------------
                          March 2002               3.25:1.00
                          ------------------------ ---------------
                          June 2002                3.25:1.00
                          ------------------------ ---------------
                          Sep 2002                 3.00:1.00
                          ------------------------ ---------------
                          Dec 2002                 3.00:1.00
                          ------------------------ ---------------
                          March 2003               2.75:1.00
                          ------------------------ ---------------
                          June 2003                2.75:1.00
                          ------------------------ ---------------
                          Sep 2003                 2.50:1.00
                          ------------------------ ---------------

                          Dec 2003                 2.50:1.00
                          ------------------------ ---------------
                          March 2004               2.25:1.00
                          ------------------------ ---------------

                  (j) Schedule I is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

                  (k) Schedule 5.02(e)(vii) shall read as set forth in Exhibit B hereto.

                  SECTION 3. Amendments to the Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended to delete each of the addresses appearing under the signature blocks thereof and substituting therefor the following addresses, respectively:

                  (a) for Glenoit Corporation, 109 W. James Street, Tarboro, NC
               27886;

                  (b) for Glenoit Universal, Ltd., 109 W. James Street, Tarboro,
               NC 27886;

                  (c) for Glenoit Assets Corp., 109 W. James Street, Tarboro, NC
               27886;

                  (d) for American Pacific Enterprises, Inc., 109 W. James
               Street, Tarboro, NC 27886;

                  (e) for Grand Avenue Corp., 109 W. James Street, Tarboro, NC
               27886;

                  (f) for Ex-Cell Home Fashions, Inc., 109 W. James Street,
               Tarboro, NC 27886;

                  (g) for Ex-Cell of Bentonville, Inc., 109 W. James Street,
               Tarboro, NC 27886; and

                  (h) for Ex-Cell Linde of Carolina, Inc., 109 W. James Street,
               Tarboro, NC 27886.

                  SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and the consent attached hereto executed by each of the Guarantors and each of the Grantors and (b) the Borrower shall have reduced, in accordance with Section 2.05(a), the total Working Capital Commitments to $65,000,000. Furthermore, this Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

                  (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment or the consummation of the transactions contemplated hereby.

                  SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) On and after the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Security Agreement, and each reference in each of the other Loan Documents to "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

                  (c) The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Notes and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      GLENOIT CORPORATION


                                  By  /s/ Lester D. Sears
                                      -------------------
                                      Title:  EVP and CFO

                                      GLENOIT UNIVERSAL, LTD.


                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title:  EVP and CFO

                                      GLENOIT ASSETS CORP.


                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title: EVP and CFO


                                  AMERICAN PACIFIC ENTERPRISES, INC.
                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title: EVP and CFO


                                      GRAND AVENUE CORP.
                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title: EVP and CFO


                                  EX-CELL HOME FASHIONS, INC.
                                  By  /s/ Lester D. Sears
                                      Name:  Lester D. Sears
                                      Title:  EVP and CFO


                                  EX-CELL OF BENTONVILLE, INC.
                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title:EVP and CFO


                                  EX-CELL LINDE OF CAROLINA, INC.
                                  By  /s/ Lester D. Sears
                                      Name: Lester D. Sears
                                      Title: EVP and CFO

                                         AGENT

                                  BANQUE NATIONALE DE PARIS,
                                  as Agent


                                  By  /s/ Alan Mustachi
                                      Title: Director


                                  By  /s/ John Caparella
                                      Title: VP




                                  LENDERS

                                  BANQUE NATIONALE DE PARIS


                                  By  /s/ Alan Mustachi
                                      Title: Director


                                  By  /s/ John Caparella
                                      Title: VP

                                  BOEING CAPITAL CORPORATION


                                  By  /s/ David Nelson
                                      Name: David Nelson
                                      Title: Special Credits Officer


                                  CENTURA BANK


                                  By  /s/ Lowry Perry
                                      Name: Lowry Perry
                                      Title: VP



                                  COMERICA


                                  By  /s/ David W. Shirey
                                      Name: David W. Shirey
                                      Title: Assistant Vice President


                                  DEUTSCHE FINANCIAL SERVICES


                                  By  /s/ Philip G. Porcher, IX
                                      Name: Philip G. Porcher, IX
                                      Title: Vice President

                                  FIRST SOURCE FINANCIAL LLP,
                                  By  First Source Financial, Inc. as its
                                  Agent/Manager


                                  By  /s/ Gregory R. Cooper
                                      Name: Gregory R. Cooper
                                      Title: Senior Vice President

                                  FLEET BANK, N.A.


                                  By  /s/ Alfred Bonfantini
                                      Name: Alfred Bonfantini
                                      Title: Senior Vice President

                                  Floating Rate Porfolio
                                  By:  INVESCO Senior Secured Management,
                                      Inc., as attorney in fact


                                  By  /s/ Anne M. McCarthy
                                      Name: Anne M. McCarthy
                                      Title: Authorized Signatory

                                  LASALLE BANK NATIONAL
                                  ASSOCIATION


                                  By  /s/ Kristen J. Lindbergh
                                      Name: Kristen J. Lindbergh
                                      Title: Corporate Banking Officer

                                  KZH ING-1 LLC


                                  By  /s/ Virginia Conway
                                      Name: Virginia Conway
                                      Title:Authorized Agent

                                  KZH ING-2 LLC


                                  By  /s/ Virginia Conway
                                      Name: Virginia Conway
                                      Title:Authorized Agent

                                  KZH ING-3 LLC


                                  By  /s/ Virginia Conway
                                      Name: Virginia Conway
                                      Title:Authorized Agent

                                  METROPOLITAN LIFE INSURANCE
                                  COMPANY


                                  By  /s/ James R. Dinger
                                      Name: James R. Dinger
                                      Title: Director

                                  VAN KAMPEN SENIOR FLOATING RATE FUND


                                  By  /s/ Jeffrey W. Maillet
                                      Name: Jeffrey W. Maillet
                                      Title: Senior Vice President and Director

                                  VAN KAMPEN PRIME RATE INCOME TRUST


                                  By  Jeffrey W. Maillet
                                      Name: Jeffrey W. Maillet
                                      Title: Senior Vice President and Director